SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 31, 1998


                           SNYDER COMMUNICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)


   Delaware                     1-12145                          52-1983617
(State or other          (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
 incorporation)


                   Two Democracy Center, 6903 Rockledge Drive
                      15th Floor, Bethesda, Maryland 20817
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               (Address of principal executive offices) (Zip Code)


                                 (301) 468-1010
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              (Registrant's telephone number, including area code)


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 1998, Snyder Communications, Inc., a Delaware corporation (the "Registrant"), consummated a merger (the "Merger") whereby Snyder CC Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant, was merged with and into Clinical Communications Group, Inc., a Delaware corporation ("Clinical"), with Clinical surviving the Merger as a wholly owned subsidiary of the Registrant. The Registrant issued 3,324,618 shares of its common stock, $.001 par value, in exchange for all of the issued and outstanding equity of Clinical. The Merger has been accounted for as a pooling of interests for accounting and financial reporting purposes. The consideration received by the stockholders of Clinical and the other material terms of the Merger were determined through arms'-length negotiation between the Registrant and Clinical.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (A) Financial statements of businesses acquired.

         It is impracticable to provide the required financial statements for Clinical at the date hereof. The Registrant undertakes to file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than November 13, 1998.

         (B) Pro forma financial information.

         It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than November 13, 1998.

         (C) Exhibits.

               2.1 Agreement and Plan of Merger by and among Snyder Communications, Inc., Snyder CC Acquisition, Inc., and Clinical Communications Group, Inc.

               99.1      Press release issued on August 27, 1998

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SNYDER COMMUNICATIONS,  INC.
                                                       (Registrant)





Date: September 14, 1998
      ------------------                        /s/ Michele D. Snyder
                                                ------------------------------
                                                Michele D. Snyder
                                                Vice Chairman, President
                                                and Chief Operating Officer



Date: September 14, 1998
      ------------------                        /s/ A. Clayton Perfall
                                                ------------------------------
                                                A. Clayton Perfall
                                                Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------


2.1 Agreement and Plan of Merger by and among Snyder Communications, Inc., Snyder CC Acquisition, Inc., and Clinical Communications Group, Inc.

99.1                     Press release issued on August 27, 1998